                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report:  August 25, 1997


                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


             Delaware             1-12898               38-2011419
       (State or other           (Commission          (I.R.S. Employer
       jurisdiction              File Number)         Identification No.)
       of incorporation)        Formerly 96868


     27555 Farmington Road                              48334-3357
     Farmington Hills, Michigan                         (zip code)
     (Address of principal
       executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total Pages:  6

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits
                  -----------------------------------------

          See the Report to the Trustee and the Report to the Certificate

holders for the month of August 1997 attached hereto as Exhibit A and

Exhibit B, respectively.


                                   Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date:     August, 25, 1997           By: /s/ Vincent J. Vermiglio
                                        -------------------------------
                                        Vincent J. Vermiglio
                                        Associate Vice President

                             SERVICER'S CERTIFICATE

                                  August 1997
                             (month)        (year)

                 Mortgage Pass-Through Certificates, Series A,
                           11  1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee ( the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:                   $ 1,744,291.18
                                                            --------------
      (2)  Aggregate Payments to date are:                  $    -0-
                                                            --------------

      (3)  Net recoveries to date are:                      $    -0-
                                                            --------------

      (4)  The Amount Available for this month is:          $ 1,744,291.18
                                                            --------------

      (5)  The Delinquency Amount for this month is:        $    -0-
                                                            --------------

      (6)  The Repurchase Amount for this month is:         $    -0-
                                                            --------------

      (7)  The amount to be distriubuted to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribution
           or withdrawal in future months is:               $   28,428.19
                                                            -------------

      (8)  The Amount of Payment for this month is:         $    -0-
                                                            -------------

      (9)  Estimated Net Recoveries for month are:          $    -0-
                                                            -------------

     (10)  The Amount of Additional Payments for this
           month is:                                        $    -0-
                                                            -------------
     (11)  The amount of (8) above allocable to (5)
           above is:                                        $    -0-
                                                            -------------

     (12)  The amount of (8) above allocable to (6)
           above is:                                        $    -0-
                                                            -------------

     (13) The amount to be distributed on the
          Distribution Date for this month per Single
          Certificate is:
                                  Principal:                $     3.5439
                                                            ------------

                                  Interest:                 $     5.0499
                                                            ------------

                                  Total:                    $     8.5938
                                                            ------------



    (b)  The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agrement, the repurchase prices for which Loans constitute the amount specified in Paragraph
         (a) (11) above, are identified in Exhibit B to the Agreement as Loan
         numbers   -0-   .
                ---------
    Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                     Source One Mortgage Services Corporation, as Servicing Agent


                                     By: /s/ Vincent J. Vermiglio
                                        -------------------------------
                                        Vincent J. Vermiglio
                                        Associate Vice President

                         Report to Certificate Holders

                            August              1997
                           --------------------------
                           (month)             (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                           11  1/2% Pass-Through Rate

    The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

    "Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

    "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

    "Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

    "Determinination Date" means the third Business Day next preceding the Distribution Date for this month:

    As of the close of business on the Business Day next preceding the Determination Date for this month:

    (1)  The amount of this month's distribution on a per
         Single Certificate basis allocable to scheduled
         repayments (not including prepayments) of principal
         of the Loans in the Pool is:                            $3.5439
                                                                 -------

   (2)  The amount of this month's distribution on a per-
        Single Certificate basis allocable to prepayments
        (not including scheduled repayments) of principal of
        the Loans in the Pools is:                                 $         .00
                                                                   -------------
   (3)  The amount of this month's distribution on a per-Single
        Certificate basis allocable to payments of interest
        on the Loans in the Pool is:                               $      5.0499
                                                                   -------------

   (4)  The amount of servicing compensation received by the
        Company during the current month is:                       $    2,341.55
                                                                   -------------

   (5)  The aggregate outstanding principal amount of the Loans
        in the Pool net on the current distribution is:            $1,730,839.48
                                                                   -------------
   (6)  The number and aggregate principal balances of the
        Loans in the Pool delinquent one month are: 5 loan with a
        principal balance of                                       $  120,239.35
                                                                   -------------

   (7)  The number and aggregate principal balances of the       0 loan with a
        Loans in the Pool delinquent two or more months are:   principal balance
                                                               of      -0-
                                                                 ---------------
   (8)  The book value of any collateral acquired by the
        Pool through foreclosure or otherwise is:
                                                                       -0-
                                                                 ---------------
   (9)  The current ratio of the amount available in the
        Trust for payments to Certifiate holders (after
        adjustment to reflect amounts to be distributed this
        month) to the aggregate principal balance of the
        loans in the Pool net of this distribution is:
                                                                     100% to 1
                                                                     ---------
  (10) The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.

    SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                   By: /s/ Vincent J. Vermiglio
                       ---------------------------
                       Vincent J. Vermiglio
                       Associate Vice President